EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(b) UNDER SECURITIES EXCHANGE ACT OF 1934 AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF UNITED STATES CODE

In connection with the annual report on Form 10-K of Verso Corporation (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Brian D. Cullen, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2022

/s/ Brian D. Cullen
Brian D. Cullen Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.